Standish, Ayer & Wood Investment Trust

            Standish Massachusetts Intermediate Tax Exempt Bond Fund,
                   Standish Intermediate Tax Exempt Bond Fund,
                  Standish Small Cap Tax-Sensitive Equity Fund,
                       Standish Tax-Sensitive Equity Fund

                     Financial Statements for the Year Ended
                               September 30, 1997


                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                              Financial Statements
                                Table of Contents

                                                                  Page

Chairman's Message..................................................1

Selected Financial Information......................................2

Performance Highlights..............................................3

Management Discussion Analysis:
   Standish Massachusetts Intermediate Tax Exempt Bond Fund.........4
   Standish Intermediate Tax Exempt Bond Fund.......................4
   Standish Small Cap Tax-Sensitive Equity Fund.....................6
   Standish Tax-Sensitive Equity Fund...............................8

Statements of Assets and Liabilities................................9

Statements of Operations...........................................10

Statements of Changes in Net Assets................................11

Financial Highlights:
   Standish Massachusetts Intermediate Tax Exempt Bond Fund........15
   Standish Intermediate Tax Exempt Bond Fund......................16
   Standish Small Cap Tax-Sensitive Equity Fund....................17
   Standish Tax-Sensitive Equity Fund..............................18

Portfolio of Investments:
   Standish Massachusetts Intermediate Tax Exempt Bond Fund........19
   Standish Intermediate Tax Exempt Bond Fund......................22
   Standish Small Cap Tax-Sensitive Equity Fund....................26
   Standish Tax-Sensitive Equity Fund..............................30

Notes of Financial Statements......................................33

Report of Independent Accountants..................................40

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statements for the Standish Intermediate Tax Exempt Bond Fund, the Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Standish Tax-Sensitive Equity Fund, and the Standish Small Cap Tax-Sensitive Equity Fund. We are providing a combined report for these funds to reduce redundant reporting and to supply the financial reporting related to our tax-sensitive funds in one comprehensive document. As of September 30, 1997, these funds had combined net assets of $136.7 million.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. The firm remains independent and is owned by investment professionals active in the operation of the business.

During the last twelve months, the financial markets have generally registered very positive rates of return. The tax exempt bond market as measured by a combination of the Lehman Municipal 3, 5, 7 and 10 year indices, has recorded a total rate of return of 7.48%. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 40.45% and 23.34%, respectively.

During the last year, we at Standish have continued to add resources to both investment research and shareholder servicing. We have added expertise in research and trading both for equities and for municipal bonds. Good flow of new business at Standish has allowed us to expand our investment skills. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust

                         Selected Financial Information
                      For the Year Ended September 30, 1997

                                          Standish
                                        Massachusetts     Standish       Standish
                                         Intermediate   Intermediate     Small Cap      Standish
                                          Tax Exempt     Tax Exempt    Tax-Sensitive  Tax-Sensitive
                                          Bond Fund      Bond Fund      Equity Fund    Equity Fund
-------------------------------------     ---------      ---------      -----------    -----------

Net asset value - beginning of period       $ 20.63        $ 21.12         $ 23.57        $ 23.60

Income from investment operations
  Net investment income *                      0.97           1.01            0.02           0.39
  Net realized and unrealized gain
    (loss)                                     0.55           0.74            9.05          11.58
                                            -------        -------         -------        -------
  Total from investment operations             1.52           1.75            9.07          11.97
                                            -------        -------         -------        -------

Less distributions declared to
shareholders
  From net investment income                  (0.97)         (1.01)          (0.03)         (0.33)
  From net realized gains                        --          (0.08)             --             --
                                            -------        -------         -------        -------
  Net asset value - end of period           $ 21.18        $ 21.78         $ 32.61        $ 35.24
                                            =======        =======         =======        =======

Total return                                   7.55%          8.27%          38.50%         51.19%

Ratios to average net assets
  Expenses *                                   0.65%          0.65%           0.21%          0.20%
  Net investment income *                      4.67%          4.74%           0.08%          1.31%
Net assets, end of period
  (000's omitted)                           $38,401        $52,729         $32,761        $12,819

Portfolio turnover                               25%            23%            102%            25%

Average broker commission paid per
   share                                         --             --         $0.0429        $0.0497

* The investment adviser voluntarily did not impose a portion of its fee and/or reimbursed the Funds for their operating expenses. Please refer to the Financial Highlights for additional disclosure regarding these ratios.

                     Standish, Ayer & Wood Investment Trust

                             Performance Highlights
                for the One-Year Period Ended September 30, 1997

                                                            Total Return
---------------------------------------------------------  --------------
Tax Exempt Funds
  Standish Mass. Intermediate Tax Exempt Fund                   7.55%
  Standish Intermediate Tax Exempt Bond Fund                    8.27%
  Lehman Muni 3-5-7-10 Index                                    7.48%

Tax-Sensitive Funds
  Standish Tax-Sensitive Small Capitalization Equity Fund      38.50%
  Russell 2000 Index                                           33.20%
  Standish Tax-Sensitive Equity Fund                           51.19%
  S&P 500 Index                                                40.45%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.

The Lehman Brothers State General Obligation Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes approximately 1,800 bonds (rated A or better, including bonds in the following sectors: state general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

Past performance is not predictive of future performance.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund

                        Management Discussion & Analysis

The bond markets enjoyed an excellent environment during the twelve-month period ending September 30, 1997. The performance of municipal bonds was no exception to the general trend: investors earned a very satisfactory return over the period and enjoyed the tax-exempt benefit of municipal bond income as well. The Standish Intermediate Tax Exempt Bond Fund produced a total return of 8.27% for the period, well ahead of the benchmark performance index (Lehman Muni 3, 5, 7, and 10 Year Index) return of 7.48%. In addition, the return easily exceeded that of the Lipper Intermediate Muni Bond Fund Index of 7.08%. The Standish Massachusetts Intermediate Tax Exempt Fund returned 7.55%, which also compares favorably to the indices (note that the Massachusetts Fund only invests in double tax exempt Massachusetts bonds, whereas the benchmark indices are "national" in scope).

The twelve-month period was characterized by very favorable circumstances for financial assets: moderate economic growth with--importantly for bonds--a benign inflation environment. A fourth quarter 1996 rally was stalled by Fed Chairman Greenspan's remarks concerning the "irrational exuberance" of the equity markets, followed by a preemptive tightening by the Federal Reserve in the first quarter of 1997. However, the second and third quarters of 1997 saw a resumption of the positive trend for bonds. Overall, bond investors were well rewarded. On a price return basis, municipals underperformed taxable bonds by a very modest amount. This is typical in bond market rallies and also reflects the fact that municipals had become relatively expensive versus taxables in the relatively weak market of calendar 1996.

Standish Intermediate Tax Exempt Bond Fund

The Fund's success for the period is attributable to its California and New York exposures, an overweight in "BBB" rated paper, a duration posture modestly longer than that of the index, and good overall security selection in a market still characterized by occasional pricing inefficiencies. Credit quality of states, municipalities, and public authorities definitely improved over the past year, benefiting the Fund. We are proud to have produced such favorable returns in a market currently characterized by tight sector and quality spreads, and a relative lack of value opportunities when compared to years past.

Standish Massachusetts Intermediate Tax Exempt Bond Fund

The Massachusetts market for tax-exempt securities continues to lag the national market and, although new issue supply has increased, continues to be plagued by a lack of good value opportunities. Widespread use of bond insurance, tight quality spreads, and a low level of issuance in the "yield" segment of the market (i.e. hospitals and other credit sensitive issuers) have inhibited the ability to add value through security selection. Nevertheless, the Fund continues to perform well. We have maintained a low turnover posture, preserving the higher yielding positions in the Fund and have actively used future contracts to manage the Fund's duration (exposure to the movement of interest rates). The Massachusetts market may become more interesting in the near term, as a superb local economy and generally improving credit conditions are offset by the financial consequences of the "Big Dig" and potential tax cut referendums on the 1998 ballot.

Thank you for your continuing interest in the Tax Exempt Bond Funds.

Sincerely,


/s/ Raymond J. Kubiak                  /s/ Maria D. Furman

Raymond J. Kubiak                      Maria D. Furman

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

            Comparison of Change in Value of $100,000 Investment in
            Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Lehman Muni 3,5,7, and 10 Index, and the Lipper Intermediate Muni Debt Index


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                                  Standish
                                Massachusetts        Lehman         Lipper
                              Intermediate Tax        Muni       Intermediate
                                   Exempt           3-5-7-10         Muni
                                   ------           --------         ----
        Inception 11/2/92          100000            100000         100000
                 11/30/92          101305            101290         101680
                 12/31/92          102271            102141         102575
                  1/31/93          103357            103448         103754
                  2/28/93          106612            106241         106867
                  3/31/93          105229            105147         105649
                  4/30/93          106229            105873         106504
                  5/31/93          106517            106201         106856
                  6/30/93          108089            107762         108309
                  7/31/93          108333            107870         108266
                  8/31/93          110126            109552         110193
                  9/30/93          111047            110517         111449
                 10/31/93          111453            110760         111628
                 11/30/93          110850            110106         110947
                 12/31/93          112755            111901         112766
                  1/31/94          114008            113020         113928
                  2/28/94          111819            110906         111512
                  3/31/94          108020            108189         108390
                  4/30/94          108815            109011         108845
                  5/31/94          109620            109633         109705
                  6/30/94          109114            109457         109387
                  7/30/94          110452            110848         110754
                  8/30/94          110814            111335         111175
                  9/30/94          109664            110433         110030
                 10/31/94          108348            109506         108820
                 11/30/94          106924            108290         107198
                 12/31/94          108420            109611         108796
                  1/31/95          110702            111398         110906
                  2/28/95          112714            113593         113213
                  3/31/95          113693            114819         114209
                  4/30/95          113792            115141         114461
                  5/31/95          116267            117870         117150
                  6/30/95          115984            117781         116787
                  7/31/95          117232            119260         117850
                  8/31/95          118537            120521         119005
                  9/30/95          119107            120988         119600
                 10/31/95          120378            121928         120736
                 11/30/95          121656            123148         122016
                 12/31/95          122127            123788         122797
                  1/31/96          122871            124952         123755
                  2/29/96          122408            124636         123371
                  3/31/96          121361            123655         122125
                  4/30/96          121021            123525         121905
                  5/31/96          121211            123407         121881
                  6/30/96          122293            124305         122624
                  7/31/96          123029            125259         123691
                  8/31/96          123036            125350         123703
                  9/30/96          124205            126403         124755
                 10/31/96          125492            127639         125915
                 11/30/96          127445            129528         127741
                 12/31/96          127093            129239         127345
                  1/31/97          127352            129734         127651
                  2/28/97          128291            130704         128582
                  3/31/97          126833            129318         127232
                  4/30/97          127649            130004         127868
                  5/31/97          129137            131538         129352
                  6/30/97          130328            132656         130516
                  7/31/97          133077            135335         133322
                  8/31/97          132137            134523         132242
                  9/30/97          133584            135855         133591



                   Standish Intermediate Tax Exempt Bond Fund


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

            Comparison of Change in Value of $100,000 Investment in
            Standish Intermediate Intermediate Tax Exempt Bond Fund, the Lehman Muni 3,5,7, and 10 Index, and the Lipper Intermediate Muni Debt Index


                                 Standish           Lehman          Lipper
                             Intermediate Tax        Muni        Intermediate
                                Exempt Fund        3-5-7-10          Muni
                                -----------        --------          ----
      Inception 11/2/92           100000            100000          100000
               11/30/92           101801            101290          101680
               12/31/92           102793            102141          102575
                1/31/93           104194            103448          103754
                2/28/93           107837            106241          106867
                3/31/93           106346            105147          105649
                4/30/93           107351            105873          106504
                5/31/93           107657            106201          106856
                6/30/93           109142            107762          108309
                7/31/93           109502            107870          108266
                8/31/93           111260            109552          110193
                9/30/93           112344            110517          111449
               10/31/93           112618            110760          111628
               11/30/93           112004            110106          110947
               12/31/93           113872            111901          112766
                1/31/94           114967            113020          113928
                2/28/94           112863            110906          111512
                3/31/94           109373            108189          108390
                4/30/94           110287            109011          108845
                5/31/94           111348            109633          109705
                6/30/94           111196            109457          109387
                7/31/94           112496            110848          110754
                8/30/94           112980            111335          111175
                9/30/94           112274            110433          110030
               10/31/94           111216            109506          108820
               11/30/94           109615            108290          107198
               12/31/94           110830            109611          108796
                1/31/95           112944            111398          110906
                2/28/95           114912            113593          113213
                3/31/95           115946            114819          114209
                4/30/95           116141            115141          114461
                5/31/95           118555            117870          117150
                6/30/95           118214            117781          116787
                7/31/95           119290            119260          117850
                8/31/95           120782            120521          119005
                9/30/95           121480            120988          119600
               10/31/95           122643            121928          120736
               11/30/95           124158            123148          122016
               12/31/95           124848            123788          122797
                1/31/96           125763            124952          123755
                2/29/96           125219            124636          123371
                3/31/96           124321            123655          122125
                4/30/96           124238            123525          121905
                5/31/96           124341            123407          121881
                6/30/96           125453            124305          122624
                7/31/96           126454            125259          123691
                8/31/96           126558            125350          123703
                9/30/96           127879            126403          124755
               10/31/96           129190            127639          125915
               11/30/96           131226            129528          127741
               12/31/96           130795            129239          127345
                1/31/97           131197            129734          127651
                2/28/97           132209            130704          128582
                3/31/97           130777            129318          127232
                4/30/97           131799            130004          127868
                5/31/97           133387            131538          129352
                6/30/97           134662            132656          130516
                7/31/97           137839            135335          133322
                8/31/97           136979            134523          132242
                9/30/97           138456            135855          133591

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                        Management Discussion & Analysis

The strong performance in small cap stocks which began with a bang in May has continued to date and we are pleased to report that 1997 is turning out to be an excellent year for small cap stocks after all. For the year ended September 30, 1997, the Standish Small Cap Tax-Sensitive Fund gained 38.50%, compared to a gain of 23.34% for the Russell 2000 Growth Index, and a gain of 33.20% for the Russell 2000 Index. Since September 30, there has been considerably more turbulence in the markets world wide and this may well not be over; we are, however, optimistic that the year will produce reasonable returns.

Small caps had been performing poorly for the past four years, with some notable sharp rallies as exceptions. Currently, there is some evidence that the tone of the market is more favorable for these stocks. The key to this shift apparently is in earnings and valuation: small caps have been improving in terms of earnings growth and propensity to surprise positively analysts' estimates, and their price/earnings multiples on average compare well to those of large cap stocks. Large cap stock earnings are more in question now because of the age of this business cycle and the challenge of repatriating foreign earnings that must be translated into a very strong U.S. currency. Large cap valuations appear extended, and it may be that investors are taking some profits and marginally gravitating to small cap stocks. It would take very little increased attention from institutional managers to have a noticeable impact on small cap stocks. In a marketplace which has been very generous to shareholders, we believe that the best of this cycle has been experienced but that prospects for small caps are still good for the longer term.

The year ended September 30, 1997 has been again a volatile period for small cap stocks. After a strong January the stocks languished badly through April, with a very strong rally beginning in May and continuing to date. Our investments are oriented toward rapidly growing high quality companies at the smaller end of the small cap spectrum, and this has presented a performance challenge for the last two years. In recent months smallness seems to have ceased as a negative. Also this has been a better year for value investors compared to growth, and we are decidedly in the higher growth camp; this past trend again has moderated in recent months. Our most important value-addition this year has been from stock selection, with our sector emphasis a neutral influence. While we were helped by growth sector emphasis in particular in technology, it was offset by the strong performance in financial stocks and more recently in the traditionally cyclical industries, areas in which we typically have very few investments. As a reminder, our high growth orientation leads us to heavier commitments in the technology, medical, and business services sectors, with comparatively fewer investments in the slower growth areas of the economy. We generally seek to invest in the highest quality companies, and we select stocks based on earnings and margin dynamics, business position analysis, and an evaluation of management. We are committed to producing competitive after tax returns and despite the bull market of the past two years, I believe we are effectively balancing investment tactics and strategy with tax considerations.

                     Standish, Ayer & Wood Investment Trust
                     Standish Small Cap Tax-Sensitive Equity Fund

                        Management Discussion & Analysis

We are very pleased to announce the addition of Jonathan Stone to the Standish Small Cap Team. Jonathan joins Drew Beja, Melissa Dane and me after several years as an effective and distinguished analyst with a regional research and brokerage firm where he covered technology stocks. He is an experienced, seasoned analyst who has already had considerable impact in stock selection as well as portfolio management; he is clearly an important addition to our capabilities.

In closing, it is important to remind you of the volatility of small cap investments and that we do not expect a diminution of this volatility in the future. We remain, however, optimistic about the outlook for small cap stocks and view the category as having important potential over the long term. We are very appreciative of your support and thank you for your interest in the Standish Small Capitalization Tax-Sensitive Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle


            Comparison of Change in Value of $100,000 Investment in
  Standish Small Capitalization Tax-Sensitive Equity Fund, the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                       Standish Small                                Russell
                       Capitalization       Russell                   2000
                       Tax Sensitive         2000      S&P 500       Growth
                       Equity Fund          Index       Index        Index
                       -----------          -----       -----        -----
                          100000            100000      100000       100000
          1/31/96          99750             99892      103404        99172
          2/29/96         102750            103006      104363       103694
          3/31/96         107550            105135      105368       105744
          4/30/96         120900            110756      106921       113862
          5/31/96         128800            115121      109678       119701
          6/30/96         120750            110394      110096       111923
          7/31/96         104386            100753      105232        98259
          8/31/96         113194            106602      107451       105534
          9/30/96         117948            110768      113499       110969
         10/31/96         111292            109061      116629       106181
         11/30/96         112994            113555      125445       109134
         12/31/96         121231            116531      122960       111262
          1/31/97         126141            118859      130642       114042
          2/28/97         117174            115977      131667       107155
          3/31/97         108557            110504      126237        99593
          4/30/97         108407            110812      133781        98438
          5/31/97         125990            123146      141929       113233
          6/30/97         135058            128429      148287       118090
          7/31/97         142221            134400      160091       124137
          8/31/97         146880            137478      151126       126757
          9/30/97         163362            147542      159407       136873

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                        Management Discussion & Analysis

The returns from the stocks of U.S. companies were excellent over the last 12 months. The Tax-Sensitive Equity Fund returned 51.19%, beating the Standard & Poor's 500 Index, which was up 40.45%.

These excellent returns arise from the supportive economic environment which the U.S. is now experiencing. The economy is growing at a steady pace and corporate profits continue to rise. Consumer confidence, buoyed by high rates of employment and an enormous boost from the wealth effect growing out of strong financial markets, is near an all-time high. Most important, inflation appears largely under control with few signs of rising prices.

Returns for the Tax-Sensitive Equity Fund were driven by individual stock selection, as we continued to rely on both our computer screens and further fundamental analysis to find undervalued stocks with good long-term growth prospects. Many of our best returns came from our technology sector, as investors remain fascinated by the productivity gains which manufacturing and service companies are realizing from their large investment in computers over the past seven years. The best single stock return for the Fund came from Compaq Computer, up 192% over the past 12 months. Intel and IBM also contributed to our good results, appreciating 97% and 70%, respectively.

More recently, our group of smaller niche insurance companies--ACE Ltd., Allied Group, American Bankers, Conseco and Reliastar--have benefited from both the positive interest rate outlook and a growing investor appetite for smaller companies.

We are happy to report that, as of September 30, our Fund had no capital gains to distribute to our shareholders. There will be a dividend payment, but returns will not be reduced by further capital gains taxes.

Sincerely,


/s/ Laurence A. Manchester
Laurence A. Manchester

             Comparison of Change in Value of$100,000 Investment in
            Standish Tax-Sensitive Equity Fund and the S&P 500 Index


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                                    Standish Tax
                                     Sensitive        S&P 500
                                    Equity Fund        Index
                                    -----------        -----
                                      100000          100000
                      1/31/96         103400          103404
                      2/29/96         105950          104363
                      3/31/96         106600          105368
                      4/30/96         109050          106921
                      5/31/96         110950          109678
                      6/30/96         110250          110096
                      7/31/96         105763          105232
                      8/31/96         111813          107451
                      9/30/96         118971          113499
                     10/31/96         120836          116629
                     11/30/96         129608          125445
                     12/31/96         130612          122960
                      1/31/97         137675          130642
                      2/28/97         138227          131667
                      3/31/97         134369          126257
                      4/30/97         140511          133781
                      5/31/97         151425          141929
                      6/30/97         157671          148287
                      7/31/97         173188          160091
                      8/31/97         169870          151126
                      9/30/97         179875          159407

                     Standish, Ayer & Wood Investment Trust

                      Statements of Assets and Liabilities
                               September 30, 1997

                                                    Standish
                                                  Massachusetts        Standish         Standish
                                                   Intermediate      Intermediate       Small Cap         Standish
                                                    Tax Exempt       Tax Exempt       Tax-Sensitive     Tax-Sensitive
                                                    Bond Fund         Bond Fund        Equity Fund      Equity Fund
                                                   ------------      ------------     -------------     ------------
Assets
   Investments at value (Note 1A)*                 $ 39,524,101      $ 56,214,689     $  32,277,528     $ 12,225,812
   Cash                                                      --                --           353,935          583,783
   Receivable for investments sold                           --                --           127,770               --
   Receivable for Fund shares sold                      180,000                --            84,960               --
   Interest and dividends receivable                    538,647           787,064             5,555           11,633
   Miscellaneous receivable                              38,495                --                --               --
   Prepaid expenses                                       2,251             2,648             1,501              939
   Deferred organization costs (Note 1E)                    234               309            12,299           12,308
                                                   ------------      ------------     -------------     ------------
       Total assets                                  40,283,728        57,004,710        32,863,548       12,834,475

Liabilities
   Payable for investments purchased                    933,941                --            78,662               --
   Payable for when-issued securities (Note             750,706         4,122,936                --               --
      8)
   Payable for Fund shares redeemed                      80,500                --                --               --
   Distribution payable                                  85,366           119,524                --               --
   Payable for daily variation margin on open
      financial futures contracts (Note 7)                1,875                --                --               --
   Accrued accounting, custody and
       transfer agent fees                               19,248            21,790            12,263            9,275
   Accrued expenses and other liabilities                11,464            17,168            12,106            6,260
                                                   ------------      ------------     -------------     ------------
       Total liabilities                              1,883,100         4,281,418           103,031           15,535
                                                   ------------      ------------     -------------     ------------
Net Assets                                         $ 38,400,628      $ 52,723,292     $  32,760,517     $ 12,818,940
                                                   ============      ============     =============     ============
Net Assets consist of
   Paid-in capital                                 $ 37,779,238      $ 50,625,414     $  24,102,658     $  9,735,808
   Undistributed net investment income                       --             8,268             7,577           24,409
   Accumulated net realized gain (loss)                (414,831           142,748           165,588         (121,011)
   Net unrealized appreciation                        1,036,221         1,946,862         8,484,694        3,179,734
                                                   ============      ============     =============     ============
       Total Net Assets                            $ 38,400,628      $ 52,723,292     $  32,760,517     $ 12,818,940
                                                   ============      ============     =============     ============

Shares of beneficial interest outstanding             1,812,636         2,420,468         1,004,501          363,730
                                                   ============      ============     =============     ============

Net asset value, offering price and
redemption price per share
   (Net assets/Shares outstanding)                 $      21.18      $      21.78     $       32.61     $      35.24
                                                   ============      ============     =============     ============

* Identified cost of investments                   $ 38,496,820      $ 54,267,827     $  23,792,834     $  9,046,078
                                                   ============      ============     =============     ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust

                            Statements of Operations
                      For the Year Ended September 30, 1997

                                                    Standish
                                                  Massachusetts        Standish         Standish
                                                   Intermediate      Intermediate       Small Cap         Standish
                                                    Tax Exempt       Tax Exempt       Tax-Sensitive     Tax-Sensitive
                                                    Bond Fund         Bond Fund        Equity Fund      Equity Fund
                                                   ------------      ------------     -------------     ------------
Investment Income
  Dividend income                                  $        --       $        --      $    18,755       $    85,447
  Interest income                                    1,805,757         2,337,745           30,560            13,204
  Miscellaneous income                                  38,495                --               --                --
                                                   -----------       -----------      -----------       -----------

     Total investment income                         1,844,252         2,337,745           49,315            98,651

Expenses
  Investment advisory fee (Note 3)                     138,703           173,394          100,630            32,635
  Accounting, custody and transfer                      83,191            90,021           62,119            40,489
    agent fees
  Audit services                                        20,865            23,865           13,814            13,014
  Legal fees                                             3,291             5,716            7,515             7,408
  Insurance expense                                      3,257             3,759            1,804             1,122
  Amortization of organization                           2,858             3,854            3,774             3,774
    expenses (Note 1E)
  Registration fees                                      2,722            15,859           16,855            13,463
  Administration fees                                    2,202             2,654              804               345
  Trustees fees (Note 3)                                   739               976              414               154
  Miscellaneous                                          1,652             2,441            1,052               633
                                                   -----------       -----------      -----------       -----------
     Total expenses                                    259,480           322,539          208,781           113,037

Deduct--
  Waiver of investment advisory                        (33,848)          (40,552)        (100,63)           (32,635)
    fee (Note 3)
  Reimbursement of Fund operating                           --                --          (72,897)          (67,114)
    expenses (Note 3)
                                                   -----------       -----------      -----------       -----------
      Total waiver of investment
      advisory fee and reimbursement
      of operating expenses                            (33,848)          (40,552)        (173,52)           (99,749)
                                                   -----------       -----------      -----------       -----------

     Net expenses                                      225,632           281,987           35,254            13,288
                                                   -----------       -----------      -----------       -----------

       Net investment income                         1,618,620         2,055,758           14,061            85,363
                                                   -----------       -----------      -----------       -----------

Realized and Unrealized Gain (Loss) on
Investments
  Net realized gain (loss)
     Investment security                                97,474           186,163          454,628           (99,250)
     transactions
     Financial futures contracts                        75,451             8,767               --                --
                                                   -----------       -----------      -----------       -----------
       Net realized gain (loss)                        172,925           194,930          454,628           (99,250)

  Change in unrealized appreciation
    (depreciation)
     Investment securities                             749,120         1,311,936        8,125,678         2,866,460
     Financial futures contracts                       (24,834)           (9,280)              --                --
                                                   -----------       -----------      -----------       -----------
       Net change in unrealized
       appreciation (depreciation)                     724,286         1,302,656        8,125,678         2,866,460
                                                   -----------       -----------      -----------       -----------
                                                                                                        -----------

     Net realized and unrealized gain                  897,211         1,497,586        8,580,306         2,767,210
                                                   -----------       -----------      -----------       -----------

Net increase in net assets from
operations                                         $ 2,515,831       $ 3,553,344      $ 8,594,367       $ 2,852,573
                                                   ===========       ===========      ===========       ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets

                                                                                     Nine Months
                                                                Year Ended              Ended             Year Ended
                                                            September 30, 1997   September 30, 1996   December 31, 1995
                                                          --------------------  -------------------  --------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                        $  1,618,620        $  1,168,180       $  1,451,879
   Net realized gain (loss)                                          172,925              20,518           (144,169)
   Change in net unrealized appreciation
      (depreciation)                                                 724,286            (631,115)         2,339,720
                                                                ------------        ------------       ------------
      Net increase in net assets from operations                   2,515,831             557,583          3,647,430
                                                                ------------        ------------       ------------

Distributions to Shareholders
   From net investment income                                     (1,618,620)         (1,168,180)        (1,451,879)
                                                                ------------        ------------       ------------

Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                               13,888,372           7,839,919         10,781,062
   Net asset value of shares issued to shareholders in
      payment of distributions declared                              636,463             354,227            371,483
   Cost of shares redeemed                                        (9,157,501)         (8,012,503)        (8,558,571)
                                                                ------------        ------------       ------------
   Increase in net assets from Fund share transactions             5,367,334             181,643          2,593,974
                                                                ------------        ------------       ------------

       Net increase (decrease) in net assets                       6,264,545            (428,954)         4,789,525

Net Assets
   At beginning of period                                         32,136,083          32,565,037         27,775,512
                                                                ------------        ------------       ------------

   At end of period                                             $ 38,400,628        $ 32,136,083       $ 32,565,037
                                                                ============        ============       ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets

                                                                                     Nine Months
                                                                Year Ended              Ended             Year Ended
                                                            September 30, 1997   September 30, 1996   December 31, 1995
                                                            ------------------  -------------------   -----------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                        $  2,055,758        $  1,219,159       $  1,363,479
   Net realized gain                                                 194,930              53,135            199,896
   Change in net unrealized appreciation
      (depreciation)                                               1,302,656            (459,413)         1,841,975
                                                                ------------        ------------       ------------
      Net increase in net assets from operations                   3,553,344             812,881          3,405,350
                                                                ------------        ------------       ------------

Distributions to Shareholders
   From net investment income                                     (2,055,758)         (1,219,159)        (1,363,479)
   From net realized gain                                            (61,613)                 --                 --
                                                                ------------        ------------       ------------
       Total distributions to shareholders                        (2,117,371)         (1,219,159)        (1,363,479)
                                                                ------------        ------------       ------------


Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                               23,342,391          11,111,750         16,771,357
   Net asset value of shares issued to shareholders in
      payment of distributions declared                              828,068             428,110            316,498
   Cost of shares redeemed                                        (7,725,852)         (9,156,263)        (6,778,640)
                                                                ------------        ------------       ------------
   Increase in net assets from Fund share transactions            16,444,607           2,383,597         10,309,215
                                                                ------------        ------------       ------------

       Net increase in net assets                                 17,880,580           1,977,319         12,351,086

Net Assets
   At beginning of period                                         34,842,712          32,865,393         20,514,307
                                                                ------------        ------------       ------------

   At end of period (including undistributed net
      investment income of $8,268, $0 and $0,
      respectively)                                             $ 52,723,292        $ 34,842,712       $ 32,865,393
                                                                ============        ============       ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                       Statements of Changes in Net Assets

                                                                          Year Ended           Period Ended
                                                                      September 30, 1997   September 30, 1996*
                                                                      ------------------   -------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                                 $     14,061         $     9,219
   Net realized gain (loss)                                                   454,628            (289,040)
   Change in unrealized appreciation (depreciation)                         8,125,678             359,016
                                                                         ------------         -----------
   Net increase in net assets from operations                               8,594,367              79,195
                                                                         ------------         -----------

Distributions to Shareholders
   From net investment income                                                 (11,664)             (4,039)
                                                                         ------------         -----------

Fund Share (principal) Transactions+(Note 5)
   Net proceeds from sale of shares                                        18,625,615           6,823,260
   Net asset value of shares issued to shareholders in
     payment of distributions declared                                          9,364               2,858
   Cost of shares redeemed                                                 (1,353,032)             (5,407)
                                                                         ------------         -----------
   Net increase in net assets from Fund share transactions                 17,281,947           6,820,711
                                                                         ------------         -----------

   Net increase in net assets                                              25,864,650           6,895,867

Net Assets
   At beginning of period                                                   6,895,867                  --
                                                                         ------------         -----------

   At end of period (including undistributed net investment
      income of $7,577 and $5,180, respectively)                         $ 32,760,517         $ 6,895,867
                                                                         ============         ===========

* For the period January 2, 1996, commencement of operations, through September 30, 1996.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                       Statements of Changes in Net Assets

                                                                                        Year Ended           Period Ended
                                                                                    September 30, 1997   September 30, 1996*
                                                                                   -------------------   -------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                                                $     85,363      $    28,037
   Net realized loss                                                                         (99,250)         (21,876)
   Change in unrealized appreciation (depreciation)                                        2,866,460          313,274
                                                                                        ------------      -----------
   Net increase in net assets from operations                                              2,852,573          319,435
                                                                                        ------------      -----------

Distributions to Shareholders
   From net investment income                                                                (73,042)         (15,453)
                                                                                        ------------      -----------

Fund Share (principal) Transactions+(Note 5)
   Net proceeds from sale of shares                                                        7,241,231        2,539,035
   Net asset value of shares issued to shareholders in payment
       of distributions declared                                                              61,187           14,425
   Cost of shares redeemed                                                                  (105,951)         (14,500)
                                                                                        ------------      -----------
   Net increase in net assets from Fund share transactions                                 7,196,467        2,538,960
                                                                                        ------------      -----------

   Net increase in net assets                                                              9,975,998        2,842,942

Net Assets
   At beginning of period                                                                  2,842,942               --
                                                                                        ------------      -----------

   At end of period (including undistributed net investment income of $24,409 and
      $12,585, respectively)                                                            $ 12,818,940      $ 2,842,942
                                                                                        ============      ===========

* For the period January 2, 1996, commencement of operations, through September 30, 1996.


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                              Financial Highlights


                                              Year          Nine Months
                                              Ended            Ended                Year ended December 31,
                                          September 30,    September 30,  --------------------------------------------
                                              1997             1996         1995       1994       1993      1992(a)(b)
                                          -------------    -------------   -------    -------    -------    ----------

Net asset value - beginning of period        $ 20.63          $ 21.02      $ 19.55    $ 21.31    $ 20.32    $20.00
                                             -------          -------      -------    -------    -------    ------

Income from investment operations
   Net investment income *                      0.97             0.74         0.94       0.94       0.92      0.13
   Net realized and unrealized gain
      (loss) on investments                     0.55            (0.39)        1.47      (1.75)      1.13      0.32
                                             -------          -------      -------    -------    -------    ------
Total from investment operations                1.52             0.35         2.41      (0.81)      2.05      0.45
                                             -------          -------      -------    -------    -------    ------

Less distributions to shareholders
   From net investment income                  (0.97)           (0.74)       (0.94)     (0.94)     (0.92)    (0.13)
   From net realized gains on
      investments                                 --               --           --      (0.01)     (0.14)       --
                                             -------          -------      -------    -------    -------    ------
   Total distributions to
      shareholders                             (0.97)           (0.74)       (0.94)     (0.95)     (1.06)    (0.13)
                                             -------          -------      -------    -------    -------    ------
   Net asset value, end of period            $ 21.18          $ 20.63      $ 21.02    $ 19.55    $ 21.31    $20.32
                                             =======          =======      =======    =======    =======    ======

Total return                                    7.55%            1.70%       12.64%     (3.84)%    10.24%    13.85%+

Ratios (to average daily net assets)/
Supplemental Data
   Expenses *                                   0.65%            0.65%+       0.65%      0.65%      0.65%     0.65%+
   Net investment income *                      4.67%            4.78%+       4.71%      4.67%      4.35%     4.05%+

   Portfolio Turnover                             25%(1)           35%(1)       77%        84%        94%       31%

   Net assets, end of period (000's
      omitted)                               $38,401          $32,136      $32,565    $27,776    $29,627    $6,537

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share           $  0.95          $  0.72      $  0.95    $  0.91    $  0.86    $ 0.11
   Ratios (to average net assets):
      Expenses                                  0.75%            0.73%+       0.72%      0.78%      0.95%     1.37%+
      Net investment income                     4.57%            4.70%+       4.64%      4.54%      4.05%     3.33%+

----------
(a)Audited by other auditors.
(b)For the period November 2, 1992 (commencement of operations) to December 31, 1992.
+  Computed on an annualized basis.
(1)Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculation.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                              Financial Highlights

                                              Year          Nine Months
                                              Ended            Ended                 Year ended December 31,
                                          September 30,    September 30,  --------------------------------------------
                                              1997             1996         1995       1994       1993      1992(a)(b)
                                          -------------    -------------   -------    -------    -------    ----------

Net asset value - beginning of period        $ 21.12          $ 21.40      $ 19.91    $ 21.44    $ 20.42    $20.00
                                             -------          -------      -------    -------    -------    ------

Income from investment operations
   Net investment income *                      1.01             0.79         0.98       0.95       0.93      0.14
   Net realized and unrealized gain
      (loss) on investments                     0.74            (0.28)        1.49      (1.51)      1.24      0.42
                                             -------          -------      -------    -------    -------    ------
Total from investment operations                1.75             0.51         2.47      (0.56)      2.17      0.56
                                             -------          -------      -------    -------    -------    ------

Less distributions to shareholders
   From net investment income                  (1.01)           (0.79)       (0.98)     (0.95)     (0.93)    (0.14)
   From net realized gains on
      investments                              (0.08)              --           --      (0.02)     (0.22)       --
                                             -------          -------      -------    -------    -------    ------
   Total distributions to
      shareholders                             (1.09)           (0.79)       (0.98)     (0.97)     (1.15)    (0.14)
                                             -------          -------      -------    -------    -------    ------
   Net asset value, end of period            $ 21.78          $ 21.12      $ 21.40    $ 19.91    $ 21.44    $20.42
                                             =======          =======      =======    =======    =======    ======

Total return                                    8.27%            2.43%       12.65%     (2.68)%    10.78%   17.02% +

Ratios (to average daily net assets)/
Supplemental Data
   Expenses *                                   0.65%            0.65%+       0.65%      0.65%      0.65%     0.65%+
   Net investment income *                      4.74%            4.99%+       4.75%      4.62%      4.36%     4.16%+

   Portfolio Turnover                             23%(1)           43%(1)      140%       157%       126%       62%

   Net assets, end of period (000's
      omitted)                               $52,723          $34,843      $32,865    $20,514    $17,132    $5,577

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share           $  0.99          $  0.76      $  0.95    $  0.90    $  0.85    $ 0.12
   Ratios (to average net assets):
      Expenses                                  0.74%            0.82%+       0.79%      0.89%      1.15%     1.47%+
      Net investment income                     4.65%            4.82%+       4.61%      4.38%      3.86%     3.34%+

----------
(a)Audited by other auditors.
(b)For the period November 2, 1992 (commencement of operations) to December 31, 1992.
+  Computed on an annualized basis.
(1)Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculation.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                              Financial Highlights

                                                                                                   For the Period
                                                                                                  January 2, 1996
                                                                                                  (commencement of
                                                                             Year Ended            operations) to
                                                                         September 30, 1997      September 30, 1996
                                                                        ---------------------- -----------------------

Net asset value, beginning of period                                           $ 23.57                  $ 20.00
                                                                               -------                  -------

Income from investment operations
   Net investment income *                                                        0.02                     0.04
   Net realized and unrealized gain on investments                                9.05                     3.55
                                                                               -------                  -------
Total from investment operations                                                  9.07                     3.59
                                                                               -------                  -------

Less distributions to shareholders
   From net investment income                                                    (0.03)                   (0.02)

   Net asset value, end of period                                              $ 32.61                  $ 23.57
                                                                               =======                  =======

Total return                                                                     38.50%                   17.95%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                     0.21%                    0.00%+
   Net investment income *                                                        0.08%                    0.41%+

   Portfolio Turnover                                                              102%                      57%

   Average broker commission per share (1)                                     $0.0429                  $0.1058

   Net assets, end of period (000's omitted)                                   $32,761                  $ 6,896

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment loss per share                                               $ (0.16)                 $ (0.28)
   Ratios (to average daily net assets):
      Expenses                                                                    1.24%                    3.45%+
      Net investment loss                                                        (0.95)%                  (3.04)%+

----------
+  Computed on an annualized basis.
(1)Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                              Financial Highlights

                                                                                                     For the Period
                                                                                                     January 2, 1996
                                                                                                      (commencement
                                                                                Year Ended          of operations) to
                                                                          September 30, 1997 (2)   September 30, 1996
                                                                         -----------------------  --------------------

Net asset value, beginning of period                                           $ 23.60                  $ 20.00
                                                                               -------                  -------

Income from investment operations
   Net investment income *                                                        0.39                     0.28
   Net realized and unrealized gain on investments                               11.58                     3.50
                                                                               -------                  -------
Total from investment operations                                                 11.97                     3.78
                                                                               -------                  -------

Less distributions to shareholders
   From net investment income                                                    (0.33)                   (0.18)
                                                                               -------                  -------

   Net asset value, end of period                                              $ 35.24                  $ 23.60
                                                                               =======                  =======

Total return                                                                     51.19%                   18.97%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                     0.20%                    0.00%+
   Net investment income *                                                        1.31%                    2.27%+

   Portfolio Turnover                                                               25%                      17%

   Average broker commission per share (1)                                     $0.0497                  $0.0419

   Net assets, end of period (000's omitted)                                   $12,819                  $ 2,843

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income (loss) per share                                      $  0.04                  $ (0.36)
   Ratios (to average daily net assets):
      Expenses                                                                    1.73%                    5.15%+
      Net investment loss                                                        (0.22)%                  (2.88)%+

----------
+  Computed on an annualized basis.
(1)Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.
(2)Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
BOND -- 98.5%

General Obligations -- 32.2%
Amesbury MA State Qualified                               5.30%          06/01/2003      $  750,000    $     766,875
Brockton MA State Qualified                               5.55%          12/15/2003         270,000          274,725
Brockton MA State Qualified                               5.65%          12/15/2004         300,000          306,000
Brockton MA State Qualified                               5.70%          06/15/2002         160,000          166,800
Brockton MA State Qualified                               6.13%          06/15/2018         250,000          258,750
Commonwealth of Massachusetts                             7.50%          12/01/2000         400,000          438,500
Commonwealth of Massachusetts                             7.50%          06/01/2004         700,000          808,500
Commonwealth of Massachusetts                             5.40%          11/01/2006         600,000          632,250
Commonwealth of Massachusetts                             5.00%          11/01/2009       1,000,000        1,007,499
Lawrence MA                                               5.00%          09/15/2002         250,000          255,000
Lawrence MA State Qualified+                              5.13%          09/15/2003       1,250,000        1,281,249
Lowell MA State Qualified                                 6.00%          08/15/1999         775,000          798,250
Mass St College Bldg Authority Project                    7.50%          05/01/2006         500,000          601,250
Mass St College Bldg Authority Project                    7.50%          05/01/2007         350,000          424,375
Massachusetts Bay Transportation Authority                6.25%          03/01/2004         475,000          518,938
Massachusetts Bay Transportation Authority                6.00%          03/01/2005         550,000          594,688
Massachusetts St Govt Ld Bk                               5.25%          02/01/2007       1,000,000        1,039,999
Massachusetts St Obligation Rev                           5.50%          06/01/2006         500,000          530,625
Peabody MA                                                5.00%          08/01/2008         500,000          514,375
University of Mass Building Authority State Guarantee     6.63%          05/01/2007       1,000,000        1,146,249
                                                                                                       --------------
Total General Obligations (Cost $12,010,368)                                                              12,364,897
                                                                                                       --------------

Housing Revenue -- 8.8%
Mass HFA Residential Development FNMA                     8.80%          08/01/2021         250,000          258,243
Mass HFA Residential Development FNMA                     6.88%          11/15/2011         450,000          488,250
Mass HFA Residential Development FNMA+                    6.88%          11/15/2011         500,000          542,500
Mass HFA Residential Development FNMA                     7.60%          12/01/2014         490,000          523,688
Mass HFA Residential Development FNMA                     6.50%          12/01/2014         565,000          592,544
Massachusetts St Housing Finance Agency                   6.30%          10/01/2013         500,000          526,250
Massachusetts St Housing Finance Authority                5.75%          12/01/2017         425,000          425,000
                                                                                                       --------------
Total Housing Revenue (Cost $3,304,901)                                                                    3,356,475
                                                                                                       --------------

Insured Bond -- 23.5%
Chelsea MA School District AMBAC                          6.00%          06/15/2002         225,000          240,469
Chelsea MA School District AMBAC+                         6.00%          06/15/2004         750,000          813,750
Commonwealth of Massachusetts MBIA                        6.90%          10/01/2000         200,000          214,000
Holyoke MA FSA                                            6.00%          06/15/2006         600,000          658,500
Holyoke MA FSA                                            6.00%          06/15/2007         800,000          882,000
Lynn MA MBIA                                              5.00%          06/01/2006         485,000          498,944
Massachusetts Bay Transportation Authority FSA            5.25%          03/01/2012         500,000          505,625
Massachusetts St Health & Educational FSA                 5.50%          07/01/2007         635,000          669,131
Massachusetts St Industrial Finance Agency AMBAC          5.50%          07/01/2008         500,000          528,125
Massachusetts State Port Authority MBIA                   5.75%          07/01/2007         500,000          533,750
Nantucket MA MBIA                                         6.00%          07/15/2007         400,000          441,000
New Bedford MA AMBAC                                      6.00%          10/15/2005         575,000          628,906

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Insured Bond (continued)
Springfield MA AMBAC                                      6.25%          08/01/2006      $1,000,000    $   1,117,499
Springfield MA AMBAC#                                     5.65%          09/01/2007         700,000          749,168
Worcester MA MBIA                                         6.00%          07/01/2005         500,000          545,625
                                                                                                       --------------
Total Insured Bond (Cost $8,759,490)                                                                       9,026,492
                                                                                                       --------------

Lease Revenue -- 2.6%
Puerto Rico Housing Bank Appropriation                    5.13%          12/01/2004         250,000          253,438
Puerto Rico Housing Bank Appropriation                    5.13%          12/01/2005         750,000          756,563
                                                                                                       --------------
Total Lease Revenue (Cost $983,776)                                                                        1,010,001
                                                                                                       --------------

LOC GIC -- 6.0%
Mass IFA Amesbury LOC: State Street                       5.35%          09/01/2000+++      410,000          420,763
Mass IFA Human Development Loc: Shawmut                   6.25%          04/15/2009         765,000          800,381
Mass IFA Orchard Cove Project Loc: Fleet National Bank    5.00%          05/01/2002+++      415,000          420,188
Northborough MA IFA LOC: Bank of Boston                   5.75%          09/01/1999+++      660,000          671,550
                                                                                                       --------------
Total LOC GIC (Cost $2,250,000)                                                                            2,312,882
                                                                                                       --------------

Revenue Bonds -- 25.4%
Mass Educational Loan Authority AMBAC+                    5.26%          07/01/1999         445,000          452,788
Mass HEFA Central New England Health Systems              5.75%          08/01/2003         500,000          497,500
Mass HEFA Charlton Hospital                               7.10%          08/01/2003         300,000          325,875
Mass HEFA Charlton Hospital                               7.00%          07/01/2000         300,000          317,625
Mass HEFA Melrose Wakefield Hospital                      6.35%          07/01/2006         310,000          329,763
Mass HEFA New England Baptist Hospital                    7.30%          07/01/2011         715,000          769,519
Mass HEFA Youville Hospital HFA Secured                   6.13%          02/15/2015         800,000          848,000
Mass IFA Berkshire Retirement Development                 5.13%          07/01/2018         530,000          535,300
Mass IFA Brooks School                                    5.60%          07/01/2005         245,000          260,313
Mass IFA Brooks School                                    5.90%          07/01/2013         410,000          424,350
Mass IFA Clark University                                 6.45%          07/01/2001         300,000          321,375
Mass IFA Loomis Project                                   6.50%          07/01/2002         350,000          365,750
Mass IFA Resource Recovery                                6.15%          07/01/2002       1,000,000        1,053,749
Mass IFA Springfield College                              4.90%          09/15/1999         715,000          717,681
Mass Water Resource Authority                             7.25%          04/01/2001         200,000          218,250
Mass Water Resource Authority                             5.25%          03/01/2013         500,000          501,250
Massachusetts St Industrial Agency Rev                    4.75%          07/01/2007         400,000          404,500
Massachusetts Water Pollution                             5.25%          02/01/2008         500,000          520,000
New England Loan Marketing MA Student Loan                5.80%          03/01/2002         850,000          891,438
                                                                                                       --------------
Total Revenue Bonds (Cost $9,489,957)                                                                      9,755,026
                                                                                                       --------------
Total Bond (Cost $36,798,492)                                                                             37,825,773
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                           Par            Value
Security                                                  Rate      Maturity             Value          (Note 1A)
-------------------------------------------------------------------------------------- ------------------------------
SHORT-TERM INVESTMENTS -- 4.4%

SHORT TERM BONDS -- 4.2%
Mass St Updates                                           4.05%     12/01/1997(dag)(dag)  1,600,000        1,600,000
                                                                                                         ------------
Total Short Term Bonds (Cost $1,600,000)                                                                   1,600,000
                                                                                                         ------------

REPURCHASE AGREEMENTS -- 0.2%
Prudential-Bache Repurchase Agreement, dated 9/30/97,
due 10/1/97, with a maturity value of $98,343 and an
effective yield of 5.47%, collateralized by a U.S.
Government Agency Obligation with a rate of 9.00%,
with a maturity date of 4/1/10 and with an aggregate
market value of $100,294.                                                                    98,328            98,328
                                                                                                         ------------

Total Repurchase Agreements (Cost $98,328)                                                                    98,328
                                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,698,328)                                                             1,698,328
                                                                                                         ------------

TOTAL INVESTMENTS -- 102.9% (COST $38,496,820)                                                            $39,524,101

Other Assets, Less Liabilities -- (2.9)%                                                                   (1,123,473)
                                                                                                         ============

NET ASSETS -- 100%                                                                                        $38,400,628
                                                                                                         ============

Notes to the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
FSA - Financial Security Association
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
FNMA - Federal National Mortgage Association
IBEW - International Brotherhood of Electrical Workers
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association

+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 7).
#          Delayed delivery contract (Note 8).
(dag)      Date shown reflects next mandatory put date.
(dag)(dag) Date shown reflects actual maturity date. Security puttable on a daily basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
BOND -- 96.8%

General Obligations -- 11.0%
California State                                          6.60%          02/01/2009      $1,000,000    $   1,162,499
California State                                          5.25%          06/01/2012         500,000          508,125
Commonwealth of Massachusetts                             7.50%          06/01/2004         500,000          577,500
Commonwealth of Massachussetts MBIA                       6.00%          11/01/2008         500,000          555,625
Detroit MI                                                6.00%          04/01/2000         250,000          258,438
District of Columbia                                      5.80%          06/01/2004         500,000          523,125
Honolulu HI                                               5.40%          09/27/2007         500,000          526,875
Lawrence MA                                               5.38%          09/15/2005         500,000          516,875
Lowell MA State Qualified                                 7.20%          02/15/2000         500,000          531,250
Tuloso-Midway Texas Independent School District           5.75%          08/15/2006         580,000          627,125
                                                                                                       --------------
Total General Obligations (Cost $5,579,256)                                                                5,787,437
                                                                                                       --------------

Housing Revenue -- 11.6%
California Housing Authority#                             5.05%          02/01/2017         500,000          500,000
California Housing Authority MBIA                         5.65%          08/01/2025         380,000          389,025
Colorado HFA                                              7.45%          11/01/2027         400,000          453,500
Colorado HFA Multi Family Insured Mortgage                7.90%          10/01/2000         225,000          243,563
Florida HFA                                               0.00%          07/15/2016         975,000          118,219
Houston TX Housing Finance Corp.                          8.00%          06/01/2014         500,000          551,250
Mass HFA Residential Development FNMA                     7.60%          12/01/2014         395,000          422,156
Michigan Housing Authority AMBAC                          6.40%          04/01/2005         250,000          270,313
Michigan State Housing Development Authority              0.00%          04/01/2015         350,000           47,250
New Hampshire HFA                                         6.60%          01/01/2000         400,000          416,000
New Mexico Mortgage Finance Authority                     5.75%          07/01/2014         455,000          468,081
North Carolina Hsg Fin Agy                                7.60%          03/01/2021         960,000        1,033,200
Penn Housing Finance Agency                               5.35%          10/01/2008         500,000          515,225
Rhode Island Housing & Mortgage                           4.95%          10/01/2016         500,000          503,750
Texas Dept Housing & Community                            0.00%          03/01/2015         290,000           90,625
Virginia Housing Development Authority                    0.00%          11/01/2017         575,000          105,656
                                                                                                       --------------
Total Housing Revenue (Cost $6,038,608)                                                                    6,127,813
                                                                                                       --------------

Insured Bond -- 33.6%
Alabama St Docks MBIA#                                    5.50%          10/01/2004       1,000,000        1,037,500
Austin TX Utilities Systems FSA#                          5.75%          11/15/2004       1,000,000        1,056,249
Bakersfield CA Convention Center MBIA                     5.40%          04/01/2008       1,000,000        1,056,249
Benton County WA School District AMBAC                    6.70%          12/01/2006         580,000          667,000
Bloomington MN Port Authority FSA                         5.30%          02/01/2007         610,000          621,438
California Housing Authority Summit Medical Center FSA    5.50%          05/01/2005         615,000          653,438
Chicago IL Board of Education AMBAC                       6.75%          12/01/2009         465,000          546,956
Chicago IL O'Hare Airport MBIA                            6.75%          01/01/2006         500,000          569,375
Contra Costa CA Merrithew Hospital MBIA                   6.00%          11/01/2006         750,000          828,750
Denver CO Airport MBIA                                    7.50%          11/15/2006         500,000          587,500
District of Columbia FSA                                  5.30%          06/01/2004         500,000          517,500
District of Columbia Medlantic Hospital MBIA              7.00%          08/15/2005         500,000          561,250
Grand Prairie TX Health AMBAC                             6.00%          11/01/1999         360,000          368,550

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Insured Bond (continued)
Greater Detroit Resource Recovery AMBAC                   6.25%          12/13/2007      $  400,000    $     452,000
Hot Springs AK Sales & Use FSA                            4.95%          12/01/2008         235,000          237,056
Jefferson County OH Asset Guaranty                        6.63%          12/01/2005         345,000          370,444
Jefferson Parish LA FGIC                                  6.15%          09/01/2005         525,000          577,500
Kansas St Tpk Authority AMBAC#                            5.50%          09/01/2006         500,000          525,625
Lubbock TX Health Facilities Development AMBAC            5.40%          12/01/2005       1,000,000        1,049,999
OK Industrial Authority Health System AMBAC               7.00%          08/15/2006         500,000          581,250
Orange County CA Recovery MBIA                            5.80%          07/01/2016         400,000          417,000
Palm Beach County Solid Waste AMBAC                       6.00%          10/01/2009         500,000          550,625
Pensacola FL Airport MBIA#                                6.25%          10/01/2008         380,000          401,850
Rancho Mirage CA MBIA                                     5.25%          07/01/2010         750,000          768,750
San Bernardino Cnty CA MBIA                               5.00%          08/01/2003       1,000,000        1,028,750
SD HEFA Mckennan Hosp MBIA                                6.00%          07/01/2007         500,000          550,000
Tucson AZ COP Asset Guaranty                              6.00%          07/01/2004         500,000          534,375
Walnut Valley CA School District MBIA                     6.75%          08/01/2006         500,000          580,625
                                                                                                       --------------
Total Insured Bond (Cost $16,964,983)                                                                     17,697,604
                                                                                                       --------------

Lease Revenue -- 7.9%
Battery Park NY Authority Junior Lien                     5.20%          11/01/2023         500,000          508,125
Los Angeles CA Building Authority                         5.60%          05/01/2004         500,000          531,250
New York Dormitory Authority                              6.00%          07/01/2006         500,000          532,500
New York Urban Development Corp.                          6.25%          04/01/2002         500,000          532,500
New York Urban Development Corp.                          6.00%          01/01/2004         500,000          532,500
New York Dormitory Authority                              5.50%          07/01/2003         500,000          520,625
NY Metropolitan Tran Authority Ser P                      5.75%          07/01/2015         500,000          505,625
San Bernadino CA Certificates of Participation            5.25%          08/01/2004         500,000          510,625
                                                                                                       --------------
Total Lease Revenue (Cost $4,054,460)                                                                      4,173,750
                                                                                                       --------------

LOC GIC -- 2.1%
Emphoria VA IDB LOC: Bank of Boston                       5.80%          04/01/1999+         60,000           60,214
Emphoria VA IDB LOC: Bank of Boston                       5.80%          04/01/1999+        200,000          200,712
Michigan Housing Authority AMBAC                          5.50%          06/01/2000+        485,000          488,031
Northborough MA IFA LOC: Bank of Boston                   5.75%          09/01/1999+        380,000          386,650
                                                                                                       --------------
Total LOC GIC (Cost $1,122,287)                                                                            1,135,607
                                                                                                       --------------

Prerefunded/Escrowed to Maturity -- 2.3%
Cincinnati Public Schools OH                              6.15%          06/15/2002         600,000          642,750
Texas State Tpk Authority Creek                           12.63%         01/01/2020         400,000          545,500
                                                                                                       --------------
Total Prerefunded/Escrowed to Maturity (Cost $1,111,857)                                                   1,188,250
                                                                                                       --------------

Revenue Bonds -- 28.3%
Alaska  Industrial Development and Export Authority       6.20%          04/01/2003         150,000          161,063
Alaska  Industrial Development and Export Authority       5.25%          04/01/1998         215,000          216,195
Alaska  Industrial Development and Export Authority       5.50%          04/01/2001         500,000          516,250
Camden County NJ Health Care Redevelopment                5.60%          02/15/2007         600,000          618,750
Castle Rock, CO Import Authority                          5.75%          12/01/2001         500,000          519,375

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Revenue Bonds (continued)
Colorado HEFA Rocky Mountain Adventist Hospital           6.00%          02/01/1998      $  120,000    $     120,578
Dayton Ohio Special Facilities                            6.05%          10/01/2009         500,000          533,125
Denison Texas Hospital Authority                          5.90%          08/15/2007         500,000          523,125
District of Columbia Medlantic Hospital                   7.00%          08/15/2005         500,000          542,500
District of Columbia Redevelopment Agency                 5.63%          11/01/2010         470,000          475,875
Eddyville Iowa Pollution Control Revenue                  5.40%          10/01/2006         500,000          528,125
Foothills CA Transportation Agency                        0.00%          01/01/2007         500,000          346,875
Gateway OH Special Tax                                    7.50%          09/01/2005         500,000          543,750
Hendersonville Tennessee Industrial Development           5.95%          12/15/2008         365,000          379,144
Long Beach CA Aquarium                                    5.75%          07/01/2005         200,000          209,500
Mashantucket CT W Pequot                                  6.25%          09/01/2003         300,000          321,750
Mass IFA Berkshire Retirement Development                 5.13%          07/01/2018         500,000          505,000
Mass IFA Loomis Project                                   6.50%          07/01/2002         250,000          261,250
Mass IFA Resource Recovery                                6.15%          07/01/2002         150,000          158,063
Met Govt Nashville & Davidson Revenue#                    6.00%          05/01/2008         610,000          660,325
Met Peioria IL                                            6.25%          07/01/2017         300,000          315,750
MT Higher Education                                       5.95%          12/01/2012         410,000          424,863
New York Med Center Long Island FHA                       6.40%          08/15/2014         480,000          522,600
New York Med Center Mercy FHA                             5.40%          08/15/2005         275,000          286,344
New York Med Center Mt. Sinai FHA                         5.95%          08/15/2009         190,000          199,263
New York Med Center St. Luke's FHA                        5.60%          08/15/2013         460,000          471,500
New York Med Center St. Vincent FHA                       6.13%          02/15/2014         470,000          498,788
NH Education Authority Brewster Acadamy                   5.40%          06/01/2001         405,000          413,606
NH HEFA Allegheny Health MBIA                             6.25%          10/01/2008         300,000          316,500
OH Development Commission                                 5.45%          06/01/1999         135,000          137,025
Orange County CA Transportation Sales Tax                 6.00%          02/15/2007         500,000          551,875
Scranton PA                                               7.13%          07/15/2005         500,000          545,625
Stanislaus CA                                             7.63%          01/01/2010         400,000          429,000
Utah Student Loan AMBAC                                   7.45%          11/01/2008         500,000          530,625
Volusia FL HEFA -  Embry Project                          5.50%          10/15/2004         400,000          409,900
WA Public Power Supply Project                            5.30%          07/01/2002         500,000          517,500
Weld County Colorado IDA Conagra                          6.75%          12/15/2001         200,000          214,750
                                                                                                       --------------
Total Revenue Bonds (Cost $14,219,002)                                                                    14,926,132
                                                                                                       --------------
Total Bond (Cost $49,090,453)                                                                             51,036,593
                                                                                                       --------------

                                                                                            Par            Value
Security                                                  Rate           Maturity          Value         (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.8%

SHORT TERM BONDS -- 9.7%
Illinois St Sales Tax                                     4.90%          06/15/1998++     1,400,000        1,410,738
Lone Star Airport Improvement Authority TX                4.00%          12/01/2014++       100,000          100,000
Lone Star Airport Improvement Authority TX                4.00%          12/01/2014++       100,000          100,000
Los Angeles County CA                                     4.50%          06/30/1998++     1,000,000        1,005,090

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Short Term Bonds (continued)
Mass St Updates                                           4.05%          12/01/1997++     1,800,000        1,800,000
New York State Dormitory Authority                        4.00%          07/01/2023++       500,000          500,000
Orange County CA Water Dist                               3.05%          08/15/2015++       200,000          200,000
                                                                                                       --------------
Total Short Term Bonds (Cost $5,115,106)                                                                   5,115,828
                                                                                                       --------------

REPURCHASE AGREEMENTS -- 0.1%
Prudential-Bache Repurchase Agreement, dated 9/30/97, due 10/1/97, with a maturity value of $62,278 and an effective yield of 5.47%, collateralized by a
U.S. Government Agency Obligation with a rate of 9.00%, with a maturity date of 4/1/10 and with an aggregate market
value of $63,514.                                                                            62,268           62,268
                                                                                                       --------------

Total Repurchase Agreements (Cost $62,268)                                                                    62,268
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,177,374)                                                             5,178,096
                                                                                                       --------------

TOTAL INVESTMENTS -- 106.6% (COST $54,267,827)                                                         $  56,214,689

Other Assets, Less Liabilities -- (6.6)%                                                                  (3,491,397)
                                                                                                       ==============

NET ASSETS -- 100%                                                                                     $  52,723,292
                                                                                                       ==============

Notes to the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
COP - Certification of Participation
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FSA - Financial Security Association
HEFA - Health & Educational Facilities Authority
FNMA - Federal National Mortgage Association
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IDB - Industrial Development Bond
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
GIC - Guaranteed Investment Contact

#  Delayed delivery contract (Note 8).
+  Date shown reflects next mandatory put date.
++ Date shown reflects actual maturity date. Security puttable on a daily basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
EQUITIES -- 98.5%

Basic Industry -- 1.1%
Chirex, Inc.*                                           14,200        $  362,100
                                                                      ----------

Capital Goods -- 7.3%
Ballantyne Of Omaha, Inc.*                              13,100           252,175
Comfort Systems USA, Inc.*                              12,600           240,975
Hagler Bailly*                                           8,600           218,225
Kellstrom Industries, Inc.*                             15,000           309,375
SBS Technologies, Inc.*                                 14,300           341,413
Service Experts, Inc.*                                   8,600           232,738
Tetra Technologies, Inc.*                               11,300           261,313
Trailer Bridge, Inc.*                                   14,500           192,125
Triumph Group, Inc.*                                    10,500           351,094
                                                                      ----------
                                                                       2,399,433
                                                                      ----------

Consumer Stable -- 6.6%
800-Jr Cigar, Inc.*                                     11,100           388,499
Aviation Sales Co.*                                     10,300           311,575
Barnett Inc.*                                            9,300           197,625
General Cigar Holdings, Inc.*                            8,800           254,100
Hughes Supply, Inc.                                      8,550           258,103
Robert Mondavi Corp.,  Class A*                          6,600           361,350
Suiza Foods Corp.*                                       7,500           386,249
                                                                      ----------
                                                                       2,157,501
                                                                      ----------

Early Cyclical -- 3.0%
Aftermarket Technology, Inc.*                           13,900           330,125
Atlantic Coast Airlines, Inc.*                           7,300           156,950
Excelsior-Henderson Motorcycle*                         25,200           162,225
Hospitality Worldwide Services*                         14,700           192,938
Midwest Express Holdings*                                4,650           149,091
                                                                      ----------
                                                                         991,329
                                                                      ----------

Energy -- 6.6%
Cal Dive International, Inc.*                           16,200           603,449
Friede Goldman Intl, Inc.*                               5,600           336,000
Halter Marine Group, Inc.*                               9,200           445,049
Hvide Marine, Inc.*                                     13,200           422,399
Newpark Resources, Inc.*                                 4,200           165,113
Veritas DGC, Inc.*                                       4,400           187,275
                                                                      ----------
                                                                       2,159,285
                                                                      ----------

Financial -- 3.0%
American Capital Strategies*                             1,200            24,000

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Financial (continued)
E Trade Group, Inc.*                                     9,900        $  465,299
Greater Bay Bancorp                                      6,100           261,538
Rental Service Corp.*                                   10,000           224,375
                                                                      ----------
                                                                         975,212
                                                                      ----------

Growth Cyclical -- 11.2%
Apple South, Inc.                                       22,800           438,899
Ashworth, Inc.*                                         17,300           177,325
Atria Communities, Inc.*                                10,600           190,800
Central Garden & Pet Co.*                               10,900           335,175
Coach USA, Inc.*                                         9,400           282,588
Coldwater Creek, Inc.*                                   4,900           142,100
Gadzooks, Inc.*                                         13,300           279,300
Logan's Roadhouse Inc.*                                  9,700           252,200
North Face, Inc.*                                        5,400           145,125
Sonic Corp.*                                            10,700           299,600
Steiner Leisure Ltd.*                                    8,500           312,375
Suburban Lodges of America*                             10,400           274,300
Sunrise Assisted Living, Inc.*                           4,500           162,563
Travel Services, Inc.*                                   7,600           157,700
Vans, Inc.*                                             14,500           232,000
                                                                      ----------
                                                                       3,682,050
                                                                      ----------

Health Care -- 15.2%
Affymetrix, Inc.*                                        7,100           326,600
Arbor Health Care Company*                               6,500           286,000
Arris Pharmaceutical Corp.*                             19,700           256,100
CN Bioscience, Inc.*                                    14,500           340,750
Cohr, Inc.*                                             12,700           206,375
Daou Systems, Inc.*                                      5,900           184,375
Guilford Pharmaceuticals, Inc.*                         11,300           333,350
Horizon Health Corp.*                                    7,750           193,750
Imnet Systems, Inc.*                                     9,000           241,875
Impath, Inc.*                                            9,000           263,250
Inhale Therapeutic Systems*                              7,700           241,588
Medimmune, Inc.*                                         6,400           235,200
Medquist, Inc.*                                         11,250           262,969
National Surgery Centers, Inc.*                          8,550           185,963
Neurogen Corp.*                                          8,400           226,800
Pharmaceutical Product Development*                     10,000           203,750
Sepracor, Inc.*                                         10,300           338,613
Specialty Care Network, Inc.*                           17,600           217,800
Urologix, Inc.*                                         10,600           251,750

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Health Care (continued)
Vertex Pharmaceuticals, Inc.*                            4,800        $  181,200
                                                                      ----------
                                                                       4,978,058
                                                                      ----------

Services -- 21.3%
Abacus Direct Corp.*                                     6,600           212,025
Analysts International Corp.                             5,000           193,750
Barrett Business Services, Inc.*                         9,700           162,475
BET Holdings, Inc.*                                      6,800           359,550
Central Parking Corp.                                    6,850           321,950
Computer Task Group, Inc.                                8,000           335,500
Data Processing Resources Corp.*                         4,000           100,000
Devry, Inc.*                                             9,000           268,875
Emmis Broadcasting Corp., Class A*                       6,200           296,050
F.Y.I., Inc.                                            11,700           304,200
Gray Communications Systems, Class B                    13,600           340,000
Harbinger Corp.*                                         6,000           218,250
Healthplan Services Corp.                                9,500           200,688
Heftel Broadcasting Corp.*                               5,500           416,624
Inspire Insurance Solutions*                            12,500           226,563
Learning Tree International*                             6,500           186,063
Metzler Group, Inc.*                                     5,300           212,663
On Assignment, Inc.*                                     7,000           318,500
Personnel Group of America, Inc.*                        9,400           321,950
Physician Support Systems*                              13,600           229,500
Remedy Temp, Inc.*                                      12,400           291,400
Rural Metro Corp.*                                       7,000           213,500
Scandinavian Broadcast Systems Corp.*                   16,400           393,599
Scholastic Corp.*                                        8,400           331,800
Wackenhut Corrections Corp.*                             7,700           238,700
Walsh International, Inc.*                              22,800           285,000
                                                                      ----------
                                                                       6,979,175
                                                                      ----------

Technology -- 23.2%
Advanced Technology Material*                           10,000           367,500
Advantage Learning Systems Inc.*                         5,000           126,250
Aehr Test Systems*                                      21,800           385,588
Asyst Technologies, Inc.*                                2,500           111,016
Benchmark Electronics, Inc.*                             7,800           219,863
Brooks Automation, Inc.*                                 6,000           230,250
C. P. Clare Corp.*                                      13,300           262,675
CFM Technologies, Inc.*                                  3,900           152,831
Dallas Semiconductor Corp.                               6,000           268,500
Exar Corp.*                                              5,900           156,350
FSI International, Inc.*                                 7,300           152,388

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Technology (continued)
Galileo Technology*                                      3,200        $  105,600
Hadco Corp.*                                             4,400           238,287
Helix Technology Corp.                                   3,800           235,244
Hyperion Software Corp.*                                 9,300           290,044
Intelligroup, Inc.*                                     12,900           277,350
Kulicke & Soffa Industries*                              8,900           412,180
Lecroy Corp.*                                            6,000           265,500
Level One Communications, Inc.*                          7,650           307,913
P-Com, Inc.*                                            13,600           325,550
PCD, Inc.*                                              11,300           279,675
Photronics, Inc.*                                        3,900           236,194
PRI Automation, Inc.*                                    6,700           391,949
Radiant Systems, Inc.*                                  14,800           310,800
Sanmina Corp.*                                           2,800           242,375
Semtech Corp.*                                           4,800           331,800
Star Telecommunications, Inc.*                          14,100           324,300
Ultrak, Inc.*                                           25,400           311,150
Unitrode Corp.*                                          3,700           274,263
                                                                     -----------
                                                                       7,593,385
                                                                     -----------

TOTAL EQUITIES (COST $23,792,834)                                     32,277,528
                                                                     -----------

TOTAL INVESTMENTS -- 98.5% (COST $23,792,834)                        $32,277,528

Other Assets, Less Liabilities -- 1.5%                                   482,989
                                                                     -----------

NET ASSETS -- 100%                                                   $32,760,517
                                                                     ===========

Notes to the Schedule of Investments:

*  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
EQUITIES -- 95.4%

Basic Industry -- 5.8%
Crane Company                                            8,125        $  334,140
Hanna (M. A.) Co.                                       10,000           265,625
Morton International Inc.                                2,200            78,100
Praxair, Inc.                                            1,400            71,663
                                                                      ----------
                                                                         749,528
                                                                      ----------

Capital Goods -- 7.1%
Deere & Co.                                              4,100           220,375
Dover Corp.                                              2,500           169,688
Textron Inc.                                             2,800           182,000
United Technologies Corp.                                4,200           340,199
                                                                      ----------
                                                                         912,262
                                                                      ----------

Consumer Stable -- 5.0%
General Nutrition Companies*                             4,700           136,888
Kroger Co.*                                              4,000           120,750
Philip Morris Companies Inc.                             2,950           122,609
Richfood Holdings Inc.                                  10,100           261,969
                                                                      ----------
                                                                         642,216
                                                                      ----------

Early Cyclical -- 3.4%
Lancaster Colony Corp.                                   4,500           239,063
Leggett & Platt Inc.                                     4,500           200,531
                                                                      ----------
                                                                         439,594
                                                                      ----------

Energy -- 8.9%
Amoco Corp.                                              2,200           212,025
British Petroleum Co. PLC                                3,568           324,019
Mobil Corp.                                              3,800           281,200
Texaco Inc.                                              5,200           319,475
                                                                      ----------
                                                                       1,136,719
                                                                      ----------

Financial -- 18.2%
Ace Limited                                              2,800           263,200
Allied Group                                             3,500           177,844
AMBAC Inc.                                               6,900           280,744
American Bankers Insurance Group                         5,200           189,800
BankAmerica Corp.                                        2,000           146,625
BankBoston Corporation                                   1,200           106,125
Chase Manhattan Corp.                                    2,500           295,000
Conseco, Inc.                                            5,770           281,648
Morgan Stanley Dean Witter                               3,800           205,438
Northern Trust                                           1,400            82,775
Reliastar Financial Corp.                                7,500           298,594
                                                                      ----------
                                                                       2,327,793
                                                                      ----------

Growth Cyclical -- 9.9%

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Growth Cyclical (continued)
BJ's Wholesale Club Inc*                                 4,400        $  128,425
Claire's Stores Inc.                                     9,000           201,375
Costco Companies Inc.*                                   4,000           150,500
Jones Apparel Group Inc.*                                1,600            86,400
Pier 1 Imports Inc.                                     10,425           186,998
Ross Stores Inc.                                         4,500           153,563
Tommy Hilfiger Corp.*                                    5,000           249,688
Wallace Computer Services                                3,000           110,625
                                                                      ----------
                                                                       1,267,574
                                                                      ----------

Health Care -- 8.0%
Abbott Laboratories                                      1,100            70,331
Bristol-Myers Squibb Co.                                 2,300           190,325
Schering-Plough Corp.                                    3,800           195,700
Sofamor Danek Group, Inc.*                               3,000           171,375
Steris Corp.*                                            3,000           123,375
Watson Pharmaceutical Inc.*                              4,500           268,875
                                                                      ----------
                                                                       1,019,981
                                                                      ----------

Real Estate -- 3.3%
Beacon Properties Corp., REIT                            2,400           109,950
Macerich Company (The), REIT                             1,900            54,863
Patriot Amer Hospitality Inc., REIT                      2,399            76,468
Prentiss Properties Trust, REIT                          2,200            63,525
Starwood Lodging Trust, REIT                             2,100           120,619
                                                                      ----------
                                                                         425,425
                                                                      ----------

Services -- 5.5%
Carnival Corp.                                           5,500           254,375
Ceridian Corp.*                                          5,300           196,100
Oakwood Homes Corp.                                      8,800           249,700
                                                                      ----------
                                                                         700,175
                                                                      ----------

Technology -- 20.3%
Adaptec Inc.*                                            6,400           299,200
Belden Inc.                                              5,650           212,934
Compaq Computer*                                         5,250           392,437
Computer Associates International, Inc.                  2,500           179,531
Harris Corp., Inc.                                       7,500           343,124
Intel Corp.                                              3,000           276,938
International Business Machine                           1,000           105,938
Raychem Corp.                                            3,900           329,549
Shared Medical                                           4,100           216,788
Sun Microsystems Inc.*                                   5,300           248,106
                                                                      ----------
                                                                       2,604,545
                                                                      ----------

TOTAL EQUITIES (COST $9,046,078)                                      12,225,812
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 95.4% (COST $9,046,078)                       $  12,225,812

Other Assets, Less Liabilities -- 4.6%                                   593,128
                                                                   -------------

NET ASSETS -- 100%                                                 $  12,818,940
                                                                   =============
Notes to the Schedule of Investments:

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund) and Standish Tax-Sensitive Equity Fund (Tax Sensitive Equity Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations--

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase Agreements--

      It is the policy of each Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by each Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income--

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

      D. Federal taxes--

      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (collectively the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends. At September 30, 1997, the following Funds, for federal income tax purposes, had capital loss carryovers as follows:

                                                Expiration Date September 30,
                                              ----------------------------------
                                                2002         2003          2004       Total
                                              --------      --------    --------    --------

      Massachusetts Intermediate Tax
      Exempt Bond Fund                        $227,004      $178,890         --     $405,894

      Tax-Sensitive Equity Fund                     --            --    $ 19,612    $ 19,612

      Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

      E. Deferred organization expense--

      Costs associated with the Funds' organization and initial registration are being amortized, on a straight-line basis, through October, 1997 for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund and through December, 2000 for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund.

      F. Fiscal year end--

      The Board of Trustees voted on February 9, 1996 to change the fiscal year end of the Bond Funds from December 31 to September 30, effective September 30, 1996.

(2)   Distributions to Shareholders:

      Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Distributions on capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(3)   Investment Advisory Fee:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: 0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.60% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. For the year ended September 30, 1997, SA&W voluntarily agreed to limit the total fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to the following percentages of average daily net assets: 0.65% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund. For the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, total operating expenses (excluding litigation and extraordinary expenses) were voluntarily limited by SA&W to 0.00% of average daily net assets through June 30, 1997; Commencing July 1, 1997 total operating expenses (excluding litigation and extraordinary expenses) were limited to 0.50% of average daily net assets. For the year ended September 30, 1997, SA&W voluntarily waived $33,848, $40,552, $100,630 and
      $32,635 of its advisory fee to the Massachusetts Tax Exempt Bond Fund, Intermediate Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund, respectively, and reimbursed operating expenses of $72,897 and $67,114 for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund, respectively, which are reflected as reductions of expenses in the respective Statements of Operations. These agreements are voluntary and temporary and may be discontinued or revised by SA&W at any time. The Funds pay no compensation directly to the Trust's Trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Funds from SA&W. Certain of the Trustees and officers of the Trust are directors or officers of SA&W.

(4)   Purchases and Sales of Investments:

      Purchases and sales of investments, other than short-term obligations, were as follows:

                                                        Year Ended          For the Period Ended(a)
                                                    September 30, 1997        September 30, 1996
                                                 ------------------------  ------------------------
                                                  Purchases      Sales      Purchases     Sales
                                                 -----------  -----------  -----------  -----------

Massachusetts Intermediate Tax Exempt Bond Fund  $14,344,251   $8,536,805  $11,013,527  $11,159,395
                                                 ===========  ===========  ===========  ===========

Intermediate Tax Exempt Bond Fund                $44,667,863  $24,936,103  $16,279,361  $14,065,880
                                                 ===========  ===========  ===========  ===========

Small Cap Tax-Sensitive Equity Fund              $33,633,673  $16,657,415   $8,506,998   $1,856,009
                                                 ===========  ===========  ===========  ===========

Tax-Sensitive Equity Fund                         $8,248,008   $1,571,491   $2,783,277     $293,127
                                                 ===========  ===========  ===========  ===========

      (a) For the nine months ended September 30, 1996, for the Bond Funds and for the period from January 2, 1996, commencement of investment operations, to September 30, 1996, for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

      Massachusetts Intermediate Tax Exempt          Year Ended        Period Ended (a)       Year Ended
      Bond Fund                                  September 30, 1997   September 30, 1996   December 31, 1995
                                                 ------------------   ------------------   -----------------
      Shares sold                                           664,860              379,843             534,346
      Shares issued to shareholders in
             payment of distributions declared               30,459               17,163              18,097

      Shares redeemed                                      (440,478)            (388,723)           (423,607)
                                                 ==================   ==================   =================

      Net increase                                          254,841                8,283             128,836
                                                 ==================   ==================   =================


      Intermediate Tax Exempt Bond Fund

      Shares sold                                         1,093,993              524,041             821,564
      Shares issued to shareholders in
             payment of distributions declared               38,642               20,313              15,149

      Shares redeemed                                      (361,805)            (430,546)           (331,012)
                                                 ==================   ==================   =================

      Net increase                                          770,830              113,808             505,701
                                                 ==================   ==================   =================

                                                     Year Ended         Period Ended(a)
      Small Cap Tax-Sensitive Equity Fund        September 30, 1997   September 30, 1996
                                                 ------------------   ------------------

      Shares Sold                                           763,163              292,713
      Shares issued to shareholders in
             payment of distributions declared                  387                  119

      Shares redeemed                                       (51,613)                (268)
                                                 ==================   ==================

      Net increase                                          711,937              292,564
                                                 ==================   ==================

      Tax-Sensitive Equity Fund

      Shares Sold                                           244,525              120,464
      Shares issued to shareholders in
             payment of distributions declared                2,135                  660

      Shares redeemed                                        (3,376)                (678)
                                                 ==================   ==================

      Net increase                                          243,284              120,446
                                                 ==================   ==================

      (a) For the nine months ended September 30, 1996, for the Bond Funds and for the period from January 2, 1996, commencement of investment operations, to September 30, 1996, for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund.

      At September 30, 1997, the Massachusetts Intermediate Tax Exempt Bond Fund had two shareholders of record owning approximately 31% and 11% of the Fund's outstanding voting shares. The Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund each had a shareholder of record owning approximately 14%, 17% and 21% of the respective Fund's outstanding voting shares.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(6)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

                                                              Gross             Gross          Net Unrealized
                                          Aggregate        Unrealized         Unrealized        Appreciation
                                             Cost         Appreciation       Depreciation      (Depreciation)
                                       ---------------   ----------------   ---------------   -----------------

      Massachusetts Intermediate
      Tax Exempt Bond Fund                $38,496,820         $1,037,865           $10,584          $1,027,281

      Intermediate Tax Exempt Bond
      Fund                               $54,267 ,827         $1,950,867            $4,005          $1,946,862

      Small Cap Tax-Sensitive
      Equity Fund                         $23,846,486         $8,600,276          $169,254          $8,431,022

      Tax-Sensitive Equity Fund            $9,049,975         $3,175,837                $0          $3,175,837

(7)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Funds may trade the following financial instruments with off-balance sheet risk:

      Futures contracts--

      The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Funds are required to deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

      At September 30, 1997 the Massachusetts Intermediate Tax Exempt Bond Fund held the following futures contracts:

                                                                                  Underlying
                      Contract                  Position     Expiration Date     Face/amount      Unrealized
                                                                                   at value       Gain/(Loss)
       ---------------------------------------  ----------   ----------------   ---------------  --------------
       Municipal Bond (6 contracts)               Long          12/19/97              $721,125     $     8,940
                                                                                                 -------------
                                                                                                   $     8,940
                                                                                                 =============

      At September 30, 1997, the Massachusetts Intermediate Tax Exempt Bond Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

      At September 30, 1997, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund had no open futures contracts.

      Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

(8)   Delayed Delivery Transactions:

      The Bond Funds may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At September 30, 1997, the Massachusetts Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions:

             Type                  Security                            Settlement Date    Trade Amount
          ------------    -----------------------------------------   ----------------   --------------
              Buy         Springfield MA                                 10/15/97           $750,706
                                                                                         ===========

      At September 30, 1997, the Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions:

             Type                  Security                             Settlement Date    Trade Amount
          ------------    -----------------------------------------    ----------------   ---------------
              Buy         Alabama St. Docks                               07/08/98         $1,026,400
              Buy         Austin TX Utilities Systems                     08/17/98          1,043,706
              Buy         CA Housing Authority                            05/06/98            500,000
              Buy         Kansas St. Tpk Authority                        06/04/98            520,440
              Buy         Pensacola FL Airport                            07/07/98            391,494
              Buy         Met Govt. Nashville & Davidson Revenue          02/03/98            640,896
                                                                                          -----------
                                                                                           $4,122,936
                                                                                          ===========

      At September 30, 1997, the Small Cap Tax Sensitive Equity Fund and the Tax Sensitive Equity Fund were not party to any delayed delivery transactions.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(9)   Tax Information - Unaudited

      Pursuant to section 852 of the Internal Revenue Code, the Standish Small Cap Tax-Sensitive Equity Fund designates $110,691 as capital gain dividends for the year ended September 30, 1997. All of this amount represents a 28% tax rate gain distribution.

      Of the distributions paid by the Bond funds from net investment income for the year ended September 30, 1997, amounts that were tax exempt for federal income tax purposes are as follows:

      Massachusetts Intermediate Tax Exempt Bond           $  2,023,273
      Fund

      Intermediate Tax Exempt Bond Fund                    $  1,568,947

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

We have audited the accompanying statements of assets and liabilities of the Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund, including the schedule of portfolio investments as of September 30, 1997 and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 2, 1992 (commencement of operations) to December 31, 1992, presented therein for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund as of September 30, 1997; the results of operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 11, 1997

                      (This page intentionally left blank)

               [STANDISH LOGO]
                              STANDISH, AYER & WOOD, INC.
                              One Financial Center
                              Boston, Massachusetts 02111-2662
                              (617) 350-6100